CNB CORPORATION
                          _____________

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD ON MAY 12, 1998

TO THE SHAREHOLDERS:

         Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of CNB Corporation, a South Carolina Corporation (the "Company"), will be held in the main office building of The Conway National Bank at 1400 Third Avenue, Conway, South Carolina, at 4:15 p.m., Conway, South Carolina time, on May 12, 1998. The Annual Meeting is being held for the following purposes:

         (1)  To elect four Directors;

         (2) To ratify the appointment of Elliott, Davis, and Company, Certified Public Accountants, as the
              Company's independent public accountant for the fiscal year ending December 31, 1998; and

         (3) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Only those holders of common stock of the Company of record at the close of business on May 1, 1998, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         You are cordially invited and urged to attend the Annual Meeting in person; but if you are unable to do so, please date, sign, and promptly return the enclosed proxy (blue sheet) in the enclosed, self-addressed, stamped envelope. If you attend the Annual Meeting and desire to revoke your proxy and vote in person, you may do so. In any event, a proxy may be revoked at any time before it is exercised.

                       By Order of the Board of Directors


                       W. Jennings Duncan
                       President


                       Willis J. Duncan
                       Chairman of the Board

Conway, South Carolina
April 10, 1998

                         CNB CORPORATION
                        1400 THIRD AVENUE
                  CONWAY, SOUTH CAROLINA  29526

                          _____________

                         PROXY STATEMENT

                          _____________

             FOR THE ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON MAY 12, 1998

         The accompanying proxy is solicited by and on behalf of the Board of Directors of CNB Corporation, a South Carolina Corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on May 12, 1998 (the "Annual Meeting"), at 4:15 p.m., Conway, South Carolina time, in the main office building of The Conway National Bank at 1400 Third Avenue, Conway, South Carolina, or any adjournment thereof.

         Solicitation of proxies may be made in person or by mail, telephone or telegraph by directors, officers and regular employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of common stock of the Company held on record by such persons, and the Company will reimburse the forwarding expenses. The cost of solicitation of proxies will be paid by the Company. This proxy statement was first mailed to shareholders on or about April 10, 1998.

         The Company has its principal executive offices at 1400
Third Avenue, Conway, South Carolina 29526. The Company telephone number is (803) 248-5721.

                          ANNUAL REPORT

         The annual report to shareholders covering the Company's fiscal year ended December 31, 1997, including financial statements, is enclosed herewith. Such annual report to shareholders does not form any part of the material for the solicitation of proxies.

                       REVOCATION OF PROXY

         Any shareholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise (a) by giving written notice to the Company of such revocation, (b) by voting in person at the meeting, or (c) by executing and delivering to the Company a later dated proxy.

                        QUORUM AND VOTING

        The voting securities of the Company are shares of its common stock, $10.00 par value ("Company Stock"), each share of which entitles the holder to one vote on each matter to come before the Annual Meeting or any adjournment thereof.

        At the close of business on May 1, 1998 (the "Record Date"), the Company will have issued and outstanding approximately 598,142 shares of Common Stock held of record by approximately 641 persons. Only holders of record of Company Stock at the close of business on the Record Date are entitled to notice of and to vote on matters that come before the Annual Meeting or any adjournment thereof.

        The presence in person or by proxy of the holders of a majority of the outstanding shares of Company Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting or any adjournment thereof. In all matters submitted to a vote of the shareholders at the Annual Meeting or any adjournment thereof, a majority of the votes cast will be determinative.

               ACTION TO BE TAKEN UNDER THE PROXY

        Each proxy, unless the shareholder otherwise specifies therein, will be voted:

       (a) "For" the election of the four (4) persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors; and

       (b) "For" the ratification of the appointment of Elliott, Davis, and Company, Certified Public Accountants, as the Company's independent public accountant for the fiscal year ending December 31, 1998.




       In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his specifications. Shareholders may designate a person or persons other than those named in the enclosed proxy to vote their shares at the Annual Meeting or any adjournment thereof.

As to any other matter of business which may be brought before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same, but the Board of Directors does not know of any such other matter of business. Any shareholder has the power to revoke his proxy at any time prior to the Annual Meeting by giving written or oral notice to Verta Lee Chestnut, Secretary of the Company.

                       SHAREHOLDER'S PROPOSALS

         Any shareholder of the Company desiring to present a proposal for action, including the nomination for the election of directors, at the 1998 Annual Meeting of Shareholders must deliver the proposal to the executive officers of the Company no later than February 12, 1998, which is ninety days prior to the anniversary date of the 1997 Annual Meeting, unless the Company notifies the Shareholders otherwise. Only those proposals that are proper for shareholder action and otherwise proper may be included in the Company's proxy statement.

                SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth as of December 31, 1997, certain information regarding the ownership of Company Stock of all officers and directors of the Company. No shareholder who is not an officer or director of the Company is known to the management of the Company to be the beneficial owner of more than five (5%) percent of the Company Stock. The Company Stock is the Company's only class of voting securities.

  Name and Address           Amount and Nature of          Percent
of Beneficial Owner         Beneficial Ownership(1)        of Class

Willis J. Duncan                   33,170                     5.6%
1400 Third Avenue
Conway, South Carolina  29526

All Officers and Directors as a Group

(41 persons)  (2)                 148,550                    24.8%
_________________

(1) For a description of the amount and nature of ownership of the directors of the Company, see "Management of the Company -
Directors".

(2)       Includes 27 officers of the subsidiary, The Conway
National Bank, who are not officers of the Company.

                         MANAGEMENT OF THE COMPANY

Directors

         The Directors and Nominees for election to the Board of Directors of the Company are as follows:
                                    Proposed   Present                             Company
                         Director     Term    Principal                            Stock Owned
Name (Age)                Since     Expires   Occupation                           Number  %
 Willis J. Duncan
     (70)                 1958      2000      Chairman of the Board.               33,170(1) 5.55
                                              The President of the Bank
                                              from November 1985 to
                                              February 1988.
*W. Jennings Duncan
     (42)                 1984      2001      President.  Executive                18,130(2) 3.03
                                              Vice President of the Bank
                                              from November 1985 to
                                              February 1988.

*Dr. R. C. Smith
     (83)                 1959      2001      Past Chairman of the                  1,867     .31
                                              Board. Chairman of the Board
                                              from 1979 to 1985, when he became
                                              Vice Chairman.  Chairman of the
                                              Board from November 1985  to
                                              February 1988.   Retired in
                                              1985 as a physician with Conway
                                              Internists, P.A. of Conway,
                                              South Carolina.


*James W. Barnette, Jr.
     (52)                 1984      2001      President of Surfside                 4,858(3)     .81
                                              Rent Mart, Inc., a general rental
                                              company located in Surfside Beach,
                                              S.C., since 1992.  Private real
                                              estate investor from 1988 to 1991.
                                              Previously, Mr. Barnette was General
                                              Manager of Coastal Golf Corp.,
                                              Burning Ridge Corp., and Indian Wells
                                              Golf Club, which own and operate golf
                                              courses in the Myrtle Beach,
                                              South Carolina, area.

                                   Proposed  Present                             Company
                          Director   Term     Principal                           Stock Owned
Name    (Age)             Since    Expires   Occupation                          Number %
 Harold G. Cushman, Jr.
     (68)                 1963        1999    Retired in 1995 as                  20,403(4) 3.41
                                              President of Dargan
                                              Construction Company,Inc.

 Charles C. Cutts         1945        1999    Retired.                            18,123(5) 3.03
     (92)

 Paul R. Dusenbury        1997        2000    Treasurer. Vice President              836(6)  .14
     (39)                                     and Cashier of the Bank
                                              since 1988.

 G. Heyward Goldfinch
     (79)                 1976        1999    Retired.  Director                   1,937     .32
                                              of Goldfinch's, Inc.,
                                              a funeral home, and of
                                              Hillcrest Cemetery of
                                              Conway, Incorporated.
 John Monroe J. Holliday
     (81)                 1969        2000    President of Palmetto               15,234(7) 2.55
                                              Farms Corp. and partner
                                              in Holliday Associates,
                                              diversified agricul-
                                              tural, real estate
                                              development, and retail
                                              companies headquartered
                                              in Horry County, South
                                              Carolina.

 Robert P. Hucks          1993        1999    Executive Vice President.            1,774(8)  .30
     (52)                                     Served as Vice President
                                              and Cashier of the Bank from
                                              1985 to 1988.

 Richard M. Lovelace, Jr.
     (51)                 1984        2000    Attorney in private                  1,912(9)  .32
                                              practice with Lovelace
                                              & Rogers, P.A. in Conway,
                                              South Carolina.
*John K. Massey
     (83)                 1959        2001    Retired.                             4,722(10) .79

 Howard B. Smith, III
     (49)                 1993        1999    Asst. Professor of                   2,393     .40
                                              Accounting with Coastal
                                              Carolina University since
                                              January, 1998. Previously,
                                              Mr. Smith was a practicing
                                              certified public accountant
                                              with Smith,Sapp,Bookhout,Crumpler,
                                              & Callihan,P.A. in Myrtle Beach,
                                              South Carolina.

* Nominee for election to the Board of Directors.

     Except as indicated below, each director or director nominee of the company has sole voting and investment power with respect to all shares of Company stock owned by such director or director nominee. The address of each director or director nominee is c/o The Conway National Bank, Post Office Drawer 320, 1400 Third Avenue, Conway, South Carolina 29526. All directors and officers of the Company and its subsidiary, The Conway National Bank, as a group (41 persons), own 148,550 (24.84%) shares of Company stock.

      (1) Includes 10,517 shares  held  by  Harriette B. Duncan (wife).

      (2) Includes 669 shares held by Robin F. Duncan (wife); 2,308 shares held by Ann Louise Duncan (daughter); 2,308 shares held by Mary Kathryn Duncan (daughter); 2,308 shares by Willis Jennings Duncan, V (son); and 2,308 shares by Margaret Brunson Duncan (daughter).

      (3) Includes 4,022 shares held by Janet J. Barnette (wife).

      (4) Includes 17,500 shares held by the Cushman Family Limited partnership; 261 shares held by Dianne C. Cushman (wife); 941 shares held by Marion Shannon Cushman (son); 485 shares held by Frances Faison Cushman (daughter); 485 shares held by Harold G. Cushman, III (son); 62 shares held by Harold G. Cushman, IV (grandson); and 62 shares held by Kara Dawn Cushman (granddaughter).

      (5) Includes 9,611 shares held by Eugenia B. Cutts (wife).

      (6) Includes 125 shares held by Jennifer S. Dusenbury (wife); 37 shares held by Elena Cox Dusenbury (daughter); and 37 shares held by Sarah Cherry Dusenbury (daughter).

      (7) Includes 1,575 shares held by Marjorie R. Holliday Irrevocable Trust (wife); 4,130 shares held by M. Russell Holliday, Jr. (daughter); 2,472 shares held by Christian M. Holliday Douglas (daughter); 432 shares held by Christian M. H. Douglas, Jr. (granddaughter); 432 shares held by Marjorie Russell Douglas (granddaughter); 432 shares held by David Duvall Douglas, Jr. (grandson); and 605 shares held by David D. and Christian M.H. Douglas Trust (grandchildren).

      (8) Includes 250 shares held by Willie Ann Hucks (wife); 25 shares held by Mariah J. Hucks (daughter); 62 shares held by Norah Leigh Hucks (daughter); and 187 shares held by Robert P. Hucks, II (son).

      (9) Includes 362 shares held by Rebecca S. Lovelace (wife); 235 shares held by Richard Blake Lovelace (son); and 550 shares held by Macon B. Lovelace (son).

     (10) Includes 1,322 shares held by Bertha T. Massey (wife).

      Each director of the Company has been engaged in his principal occupation of employment as specified above for five (5) years or more unless otherwise indicated.

      W.  Jennings  Duncan  is  Willis  J.  Duncan's  son.   Richard M.
Lovelace, Jr. is Dr. R. C. Smith's son-in-law. No other family relationships exist among the above named directors or officers of the Company. None
of  the  directors   of  the  Company  holds  a directorship in  any  company
with a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of that act or in any company registered as an investment company under the Investment Company Act of 1940, as amended.

       The Board of Directors of the Company, as originally constituted, was classified into three (3) classes with each class consisting of five (5) directors. Four (4) directors in Class I will be elected at the 1998 Annual Meeting to serve for a three (3) year term. Directors in Class II will be elected at the 1999 Annual Meeting to serve for a three (3) year term and Directors in Class III will be elected at the 2000 Annual Meeting to serve for a three (3) year term. Currently, there are thirteen (13) Directors, with four (4) directors in Class I. The Board of Directors has passed a resolution fixing the total number of Directors at thirteen (13).

       The Board of Directors of the Company serves as the Board of Directors of its subsidiary, The Conway National Bank. The Company's Board of Directors meets as is necessary and the Bank's Board of Directors meets on a monthly basis.

       The Board of Directors of the Bank has an Executive Committee that meets when necessary between scheduled meetings of the Board of Directors. The Executive Committee recommends to the Board of Directors the appointment of officers; determines officer compensation subject to Board approval; reviews employee salaries; considers any director nominee submitted by the shareholders; and addresses any other business as is necessary which does not come under the authority of other committees on the Board of Directors. The Executive Committee will consider any nominee to the Board of Directors submitted by the shareholders, provided shareholders intending to nominate director candidates for election deliver written notice thereof to the Secretary of the Company not later than (i) with respect to at election to be held at an Annual Meeting of shareholders, ninety (90) days prior to the anniversary date of the immediately preceding Annual Meeting of shareholders, and (ii) with respect to an election to be held at a special meeting of shareholders, the close of business on the tenth (10th) day following the date on which notice of such meeting is first given to shareholders. The Bylaws further provide that the notice shall set forth certain information concerning such shareholder and his nominee(s), including their names and addresses, a representation that the shareholder is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, a description of all arrangements or understandings between the shareholder and each nominee, such other information as would be required to be included in a proxy statement soliciting proxies for the election of the nominees of such shareholder and the consent of each nominee to serve as Director of the Company if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures. The members of the Executive Committee are Charles C. Cutts, Willis J. Duncan, W. Jennings Duncan, and Dr. R. C. Smith.

       In addition, the Board of Directors of the Bank has Audit, Loan, Public Relations, and Building Committees. The members of the Audit Committee are Charles C. Cutts, Paul R. Dusenbury, John Monroe J.
Holliday, John K. Massey, Howard B. Smith, III, and  Dr.  R. C. Smith.   The
members of the Loan Committee are James W. Barnette, Jr., Harold G. Cushman, Jr., Willis J. Duncan, W. Jennings Duncan, G. Heyward Goldfinch, Robert P. Hucks, and Richard M. Lovelace, Jr. The members of the Public

Relations Committee are James W. Barnette, Jr., G. Heyward Goldfinch, and
John  K.  Massey.   The members of the Building Committee are  James  W.
Barnette, Jr., Harold G. Cushman, Jr., Willis J. Duncan, W. Jennings Duncan, and Robert P. Hucks. Willis J. Duncan, Chairman of the Board, and W. Jennings Duncan, President, are ex officio members of each of these committees of the Board with the exception of the Audit Committee.

       The function of the Audit Committee is to ensure that adequate accounting procedures are in existence and functioning in a manner adequate to safeguard the assets of the Bank. The Audit Committee also monitors
internal and external audit activities.   The function of the Loan Committee
is to review and approve new loans and monitor the performance and quality of existing loans, as well as to ensure that sound policies and procedures exist in the Bank's lending operations.

       During 1997, the Company's Board of Directors met six (6) times; the Bank's Board of Directors met twelve (12) times; the Executive Committee met ten (10) times; the Audit Committee met nine (9) times; the Loan Committee met twelve (12) times; the Building Committee met three (3) times; and the Public Relations Committee did not meet. Each Director attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors held during the period for which he served as Director and (b) the total number of meetings held by all committees of the Board of Directors of which he served.


Executive Officers:

       The Executive Officers and other officers of the Company are as follows:
                                   Position(s) Currently
         Name              Age       With The Company

    Willis J. Duncan       70      Chairman of the Board (1)

    W. Jennings Duncan     42      President and Director (1)

    Robert P. Hucks        52      Executive Vice President and Director (1)

    Verta Lee Chestnut     59      Secretary

    Paul R. Dusenbury      39      Treasurer and Director (1)
                                   (Chief Financial Officer and
                                    Chief Accounting Officer)


_________________
(1) Executive Officer

All executive officers and other officers serve at the pleasure of the Board of Directors of the Company. Each executive officer and other officer of the Company has been an officer of the Company and/or the Bank for five
(5) years.

             COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS


       The Company pays no remuneration to its Directors and Executive Officers. All remuneration for services rendered are paid by the Company's subsidiary, The Conway National Bank, Conway, South Carolina ("the Bank").

Compensation Committee Report

       The Executive Committee of the Bank recommends to the Board of Directors the appointment of officers; determines officer compensation subject to Board approval; and reviews employee salaries. The compensation of the President (Chief Executive Officer) and the other executive officers is not tied directly to corporate performance or any measure thereof. However, it would be deemed unacceptable by the Executive Committee, Board, and management to establish compensation levels that are not consistent with the performance of the Bank or return to shareholders. During the compensation decision process, much emphasis is placed on the Job Evaluation Salary Administration Program (JESAP) Committee. The "JESAP" Committee is charged with the responsibility of establishing job position descriptions; applying values to each job position in the form of a salary range; and obtaining salary surveys of a local, regional, and national level to determine that salary ranges are consistent with the industry and peers. The "JESAP" committee utilizes an independent management consulting firm to aid in this process. For each Bank employee, including the President (Chief Executive Officer) and all executive officers, a salary minimum, midpoint, and maximum is established. For fiscal 1997, all executive officer salary levels were below the midpoint as established by the JESAP process.

Summary Compensation Table

                            Annual Compensation                               Long-Term Compensation
                                                                              Awards         Payouts
                                                       Other           Restricted Stock      Long-Term
Name and                                               Annual (1)      Stock      Options/   Incentive   All Other(2)
Principal Position   Year   Salary($)   Bonus $        Compensation    Awards($)  SAR's(#)   Payouts($)  Compensation
W. Jennings Duncan   1997   128,136     25,000         3,386           0          0          0           9,610
President and        1996   121,740     15,640         2,985           0          0          0           9,131
Director of Bank     1995   110,145        865         2,570           0          0          0           7,159

Robert P. Hucks      1997   113,280     22,188         6,000           0          0          0           8,496
Executive Vice       1996   107,628     13,960         6,000           0          0          0           8,072
President and        1995    98,010        865           750           0          0          0           6,371
Director of Bank

Paul R. Dusenbury    1997   105,024     20,688         6,000           0          0          0           7,877
Vice President,      1996    99,780     13,000         6,000           0          0          0           7,484
Cashier and          1995    90,380        865           750           0          0          0           5,875
and Director of Bank

(1) Cash value of personal use of automobile furnished by the Bank or automobile travel allowance.
(2) Cash contributions made by the Bank to the Bank's contributory profit-sharing and savings defined contribution plan.

                        PENSION PLAN DISCLOSURE


        The Bank has a defined contribution pension plan covering all employees who have attained age twenty-one and have a minimum one year of service. Upon ongoing approval of the Board of Directors, the Bank matches one hundred percent of employee contributions up to one percent of employee contributions of salary deferred and fifty percent of employee contributions in excess of one percent and up to six percent of salary deferred. For the years ended December 31, 1997, 1996, and 1995, $361,000, $336,000, and $266,000,
respectively, was charged to operations under the plan.

        The  Board  of   Directors   of  the  Bank  provides supplemental
benefits to certain key officers, including Willis J. Duncan, W. Jennings Duncan, Robert P. Hucks, and Paul R. Dusenbury, under The Conway National Bank Executive Supplemental Income (ESI) Plan and a Long-Term Deferred Compensation (LTDC) Plan. These plans are not qualified under the Internal Revenue Code. These plans are unfunded,however, certain benefits under the ESI Plan are informally and indirectly funded by insurance policies on the lives of the covered employees. Under the provisions of the ESI Plan, the Bank and the participating employees will execute agreements providing each employee (or his beneficiary, if applicable) with a pre-retirement death benefit and a post-retirement annuity benefit. The ESI Plan is designed to provide participating employees with a pre-retirement benefit based on a percentage of the employee's current compensation. The ESI agreement's post-retirement benefit is designed to supplement a participating employee's retirement benefits from Social Security in order to provide the employee with a certain percentage of his final average income at retirement age. While the employee is receiving benefits under the ESI Agreement, the agreement will prohibit the employee from competing with the Bank and will require the participating employee to be available for consulting work for the Bank. The ESI Agreement may be amended or revoked at any time prior to the participating employee's death or retirement, but only with the mutual written consent of the covered employee and the Bank. The ESI Agreements require that the participating employee be employed at the Bank at the earlier of death or retirement to be eligible to receive, or have his beneficiary receive, benefits under the agreement. During 1997, the Board approved a LTDC Plan to be finalized in 1998. Under the LTDC Plan, certain key employees and the Board of Directors may defer a portion of their compensation for their retirement and purchase units which are equivalent in value to one share of the Company's stock at market value. The employee or Director receives appreciation, if any, in the market value of the unit as compared to the initial value per unit.

Performance Graphs

Comparative graphs of the Corporation's financial performance have been submitted in paper format to the Securities and Exchange Commission, Branch of Filer Support 2, based on the statistical data in the following two tables. These graphs are incorporated in this report by reference.

                                     1993   1994   1995   1996   1997
CNB CORPORATION                       120    130    180    201    243
INDEPENDENT BANK INDEX                125    153    208    248    358
NASDAQ INDEX*                         115    112    159    195    240

*ASSUMES REINVESTMENT OF DIVIDENDS



RETURN ON ASSETS COMPARISON
                              1992   1993   1994   1995   1996   1997
ALL SOUTH CAROLINA BANKS       .80   1.12   1.13   1.18   1.29   1.31
ALL SOUTH CAROLINA S&Ls        .57    .73    .87    .95    .64    .97
CONWAY NATIONAL BANK          1.13   1.17   1.21   1.20   1.21   1.37

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

     No Compensation Committee interlocks exist. The members of the Executive Committee of the Board, which serves as the Compensation Committee, are Charles C. Cutts (outside Director), Willis J. Duncan (Chairman of the Board and inside Director), W. Jennings Duncan (President and inside Director), and Dr. R.C. Smith (outside Director). Membership of the "JESAP" Committee consists of six Bank officers.

Director Compensation

     Directors who are not Bank officers received $300 for each monthly meeting of the Board of Directors and an additional $100 for each committee meeting attended in 1997. Effective February, 1998, Director compensation for monthly Board meetings was increased to $400.


             COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers. Such officers, directors, and 10 percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that during the fiscal year ended December 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors, and 10 percent shareholders were complied with.

                         CERTAIN TRANSACTIONS

     Directors, principal shareholders, and Executive Officers of the Company and the Bank are customers of and had transactions with the Bank in the ordinary course of business. Included in such transactions are outstanding loans and commitments, all of which were made on comparable terms, including interest rates and collateral as those prevailing at the time for other customers of the Bank, and did not involve more than normal risk of collectibility or present other unfavorable features.

                        ELECTION OF DIRECTORS

     The Board of Directors has, by resolution, fixed the number of Directors at thirteen (13) and four (4) will be elected at the Annual Meeting. The term of office for each elected Director will be as specified in "Management of the Company - Directors" or until his successor is elected and shall have qualified. Each nominee is presently a Director of the Company and has served continuously since first becoming a Director. The Board of Directors' nominees are as specified in "Management of the Company - Directors."

      Should any nominee for the office of Director become unable or unwilling to accept nomination of election, it is intended that the persons acting under the proxy will vote for the election, in his stead, of such
other persons as the Board of Directors of the Company may recommend.   The
Board of Directors has no reason to believe that any nominee named above will be unable or unwilling to serve if elected.

            RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors of the Company recommends that the shareholders of the Company ratify the appointment of Elliott, Davis, and Company, Certified Public Accountants, as the Company's and Bank's independent public accountant for the fiscal year ending December 31, 1998. Representatives of Elliott, Davis, and Company are not expected to be present at the Annual Meeting.


                            OTHER BUSINESS

      The Board of Directors of the Company does not know of any other business to be presented at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.


                             By Order of the Board of Directors


                             W. Jennings Duncan
                             President

Conway, South Carolina

                            CNB CORPORATION
                            _______________

               PROXY SOLICITED BY  THE BOARD OF DIRECTORS
                 FOR THE ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON MAY 12, 1998

         The undersigned hereby appoints Willis J. Duncan, Paul R. Dusenbury, and Robert P. Hucks or _____________________(insert name of designee), or any of them acting in the absence of the others, attorneys and proxies, with power of substitution, to vote all of the shares of the Common Stock of CNB Corporation, a South Carolina Corporation (the "Company"), held or owned by the undersigned or standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at The Conway National Bank, 1400 Third Avenue, Conway, South Carolina, at 4:15 p.m., on May 12, 1998, and any adjournment thereof, and the undersigned hereby instructs said attorneys to vote:

1.  ELECTION OF DIRECTORS

    FOR all nominees listed         WITHHOLD AUTHORITY
    below (except as marked         To vote for all nominees
    to the contrary below)          listed below
                  _________                       __________

    INSTRUCTION:         To withhold authority to vote for any
                         individual nominee, strike a line through the nominee's name in the list below.

    Class I Directors       (Three-Year Term):

         W. Jennings Duncan, Dr. R.C. Smith, James W. Barnette, Jr., and John
K. Massey.

2.  FOR _____             AGAINST _____            ABSTAIN _____

         the ratification of the appointment of Elliott, Davis, and Company, Certified Public Accountants, as independent auditors for the Company and its subsidiary for the year ending December 31, 1998.

3. In their discretion, upon any other business which may properly come before the meeting or any adjournment thereof.

Date________________________     ________________________________

Number of Shares ___________     ________________________________
                                 (Please sign exactly as shown on
                                  envelope addressed to you)

                 THE PROXIES WILL BE VOTED AS INDICATED

   IN THE ABSENCE OF SUCH INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED IN THE PROXY STATEMENT AND THE PROXIES HEREIN NAMED WILL VOTE ON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN ACCORDANCE WITH THEIR JUDGMENT.


                  THIS PROXY IS SOLICITED ON BEHALF OF
                         THE BOARD OF DIRECTORS